Exhibit 99.1
HOWARD WEIL 37th ANNUAL ENERGY CONFERENCE Rick Navarre President March 23, 2009

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Jan. 27, 2009. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the duration and severity of the global economic downturn and disruptions in the financial markets; our ability to renew sales contracts; reductions of purchases by major customers; credit and performance risk associated with customers, suppliers, trading and banks and other financial counterparties; transportation availability, performance and costs including demurrage; the availability, timing of delivery and cost of key supplies, capital equipment and commodities; geologic, equipment and operational risks associated with mining; impact of weather on demand, production and transportation; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; our ability to replace coal reserves; liquidity and access to capital; labor availability and relations; the effects of acquisitions or divestitures; the outcome of pending or future litigation; coal and power market conditions; availability and costs of competing energy resources; risks associated with our Btu Conversion initiatives; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting early debt extinguishment costs, net interest expense, income taxes, minority interests, asset retirement obligation expense and depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations before income taxes and minority interests, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 1/27/09

BTU: The Only Global Pure-Play Coal Investment Strategic actions have led to a 2008 performance that reveals the power of Peabody's global platform The ultimate market rebound may be stronger than expected due to long-term demand and lack of investment BTU is uniquely suited to benefit from industry fundamentals both in the near and long term Three Key Takeaways

4 Global Coal Markets Impacted by Global Economic Downturn YTD global steel production (excluding China) 37% lower than last year; likely 20 - 25% decline for 2009 U.S. steel production >50% below year-ago levels; potential 25 - 30% pull-back for 2009 Global generation growth cut to 2.7% in 2008; flat/slightly lower for 2009 U.S. generation running 3.5% lower than last year; moderating to ~2% decline by year-end U.S. exports to Europe slow Declining natural gas prices create cases of lower coal burn in U.S. and Europe

Sharp Rebound Likely When Markets Recover Significant demand from electricity use by emerging nations Geology, permitting and safety compliance challenges in certain high-cost regions Financing will be an industry challenge Lack of investment during financial crisis likely to lead to even stronger rebounds Challenging markets lead to improved acquisition environment

6 Global Coal Supply-Demand: Swift Response to Rebalance 2008 Seaborne Met Demand (Tonnes in Millions) Pacific 129 Atlantic 82 211 2008 Seaborne Thermal Demand (Tonnes in Millions) Pacific 381 Atlantic 224 605 2009 SEABORNE MET Potential Demand Cuts Steel Production (35 - 45) Announced Supply Cuts Announced/Planned Cuts (45 - 50) From More Than 75% of Seaborne Supply Base 2009 SEABORNE THERMAL Demand On Par/Slightly Lower than 2008 Announced Supply Cuts Announced Cuts (~2) Source: Industry and company reports, Peabody analysis. Values in millions of metric tons. Seaborne met includes ~12 million tonnes of announced U.S. met coal reductions and 5 - 10 million tonnes of met-to-thermal coal shift. Updated Mar. 20, 2009.

7 Global Coal Supply-Demand: Swift Response to Rebalance 2009 U.S. COAL Potential Demand Cuts Generation/Industrial (35 - 50) Low Natural Gas (15 - 25) Reduced Exports (25 - 30) Stockpiles ( 5 - 10) Total (80 - 115) Announced Supply Cuts Announced Cuts From (55 - 60) More Than Half of U.S. Production Base 2008 U.S. Coal Metrics (Tons in Millions) Consumption: 1,121 Exports: 81 Thermal: 39 Met: 42 Production: 1,172 Imports: 34 Stockpiles: 165 Source: Industry and company reports, Peabody analysis. Values in millions of short tons. Demand cuts assume GDP decline of 2.0% to 3.0%; Natural gas assumptions based on 2009 prices in the $4.00 to $5.00 range. Assumes stockpile build due to reduced demand. Includes ~13 million tons of announced U.S. met coal reductions. Updated Mar. 20, 2009.

8 China Continues to Reduce Exports While India Increases Imports China thermal coal exports decline 21% in 2008; down 42% YTD 18% fewer export licenses issued year-to-date 2009 January-February coal production on par with year-ago levels Signs of growing coal imports India the world's fastest-growing coal importer Domestic production to be significantly short of demand by 2011 - 2012 Coal and Oil Group of India: thermal imports to more than triple over 4 years (2008 - 2012) China and India Represent Nearly Half of Global Coal Demand Source: International Energy Agency, World Energy Outlook 2008; industry reports.

Compound Annual Growth Rate 0.6% 1.7% 2.9% 2.9% 5.1% Coal Continues to be the World's Fastest Growing Fuel Six-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2008. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 35.15 19.02 18.93 10.53 3.51 35% 2001 - 2007 Change 19% 11% 19% 4% Coal Natural Gas Oil Hydro Nuclear Seaborne Coal Demand Grew 7% Annually

International Energy Agency Projects 61% Growth in Global Coal Use by 2030 Source: International Energy Agency, World Energy Outlook 2008.

Global Coal Plant Buildout: 200 GW Under Construction; 700 MTPA of Coal Use 30 Units in U.S. Under Construction Requiring 70 MTPA of Coal The 1,600 MW Prairie State Energy Campus is under construction in Southern Illinois Includes units under construction and newly completed for 2009.

Obama Administration: Coal is "A Great Resource"; More Funding Proposed "Coal is a vital resource in our country. It provides about 50% of our electricity." Recent Poll: 72% of Opinion Leaders Support Use of Coal "The coal resources in the United States are immense. I am hopeful and optimistic we can use those resources in a clean way. It's really a question of technology. I think we will be using that great natural resource." "We'll invest in technology that will allow us to use more coal, America's most abundant energy source, with the goal of creating five first- of-a-kind coal-fired demonstration plants with carbon capture and sequestration." President Barack Obama Secretary of Energy Steven Chu EPA Administrator Lisa Jackson Source: President Obama: Aug. 4, 2008 speech in Lansing, Mich.; Secretary of Energy Chu: Jan. 13, 2009 Senate Energy and Natural Resources Committee hearing; EPA Administrator Jackson: Jan. 14, 2009 Senate Committee on the Environment and Public Works hearing.

13 Economic Stimulus Provides Unprecedented Clean Coal Support $3.4 billion for fossil fuel $1.0 billion for R&D (potentially FutureGen) $800 million for Clean Power Initiative $1.5 billion for industrial CCS demo projects Carbon storage tax credits $20/tonne CO2 credit for deep permanent storage $10/tonne CO2 credit for enhanced oil recovery $11 billion for transmission upgrades benefits coal-by-wire Support for electric car R&D The U.S. stimulus package also provides tax credits encouraging electric car deployment that could lead to additional electricity demand growth

14 Coal Markets Summary Coal Remains World's Largest and Fastest-Growing Fuel Coal Markets Impacted by Global Economic Downturn but Global Supply Cuts Significant Markets Showing Some Early Positive Signs Lack of Investment Likely to Drive Sharp Rebound Clean Coal Technologies Pave the Way for Lower-Carbon Future

15 Peabody is the Largest Private-Sector Coal Company Rio Tinto BHP Arch Anglo-American Consol Xstrata Foundation Massey Alpha Natural Resources International Coal Source: Company reports and websites, SEC filings and Peabody analysis. Values are on a short-ton basis. Annual Sales (Tons in Millions) Reserves (Tons in Billions) Patriot

16 2004 2005 2006 2007 2008 2763 3597.9 4050.9 4545.1 6593.4 2004 2005 2006 2007 2008 490.1 696.4 911 968.6 1847.3 Peabody: Strong Track Record of Results 2004 2005 2006 2007 2008 200.3 213.7 221.4 236.1 255.5 EBITDA In millions. Reflects results from continuing operations. Sales volumes unaudited. Revenues Sales Volume Tons Sold 256 $6,593 $1,847

17 Revenue 45% EBITDA 91% Operating Profit 135% EPS 122% Operating Cash Flow 209% BTU: Performance Sets Records in All Financial Metrics Available Liquidity of ~$2 Billion Operating Cash Flow of $1.41 Billion Dollars in millions except EPS. Values represent continuing operations.

18 2003 2004 2005 2006 2007 2008 EBITDA ($ in Millions) 422 490 696 911 969 1847 Peabody's EBITDA and Share Price Sharply Diverge in 2008 Share Price ($) Peabody values reflect 30-day moving average, the March 2005 and February 2006 2-for-1 stock splits and discontinued operations including the 2007 Patriot Coal spin-off.

1st Qtr 2nd Qtr 52 48 19 BTU Advantage: Global Platform Offers Growing and Diverse Earnings 1st Qtr 2nd Qtr 1 99 2003 International EBITDA Share Grows to +50% in 2008 2008 United States International 1st Qtr 2nd Qtr 21 79 2007 $422 Million $969 Million $1.85 Billion Values represent continuing operations.

20 BTU's Australia Platform Well-Positioned to Serve Strongest Growth Markets Lower average production costs Significant mine-to-port rail advantage Expanded reach to Atlantic markets due to low freight rates Higher geologic predictability Larger reserve base of high-quality hard coking coals Longer-lived reserves versus CAPP decline Australia's Major Advantage Over Central Appalachia

21 Short tons in millions. Updated Jan. 27, 2009. BTU Australia: Location Advantage, Earnings Diversity, Growth Capability Peabody's 2009 Australian Sales: 22 - 24 Million Tons Seaborne Thermal Domestic Seaborne Met Australia 10 6 7 ~ 6 MT Domestic ~10 MT Seaborne Thermal 6 - 8 MT Seaborne Met 3.0 - 4.0 High-Quality Hard 1.5 - 2.0 Hard 1.5 - 2.0 Semi-Hard, PCI Seaborne Met Unpriced volumes: 2009: 4 - 5 MT 2010: 7 - 8 MT Cutting up to 2 MT of 2009 met Seaborne Thermal Unpriced volumes: 2009: 5 - 6 MT 2010: 10 - 11 MT 3.5 MT of legacy contracts reprice in 2009

22 BTU Focus Areas for 2009 Continue focus on strong cost control and productivity Record safety year in 2008 Stable U.S. costs for last three quarters Increase contributions from high-margin operations Exercise tight capital discipline Evaluate opportunistic acquisitions amid distressed markets Pursue global trading, infrastructure and joint venture opportunities U.S. Production: 2009 Sold Out and 2010 75% Priced

23 Developing Largest Eastern U.S. Surface Mine to Serve Customer Commitments Revenues of nearly $6 billion over time 90 million tons of production secured by long-term customer agreements Production begins mid-year 2009 Capital investment of $350 - $400 million Exploring similar transactions to secure long-term business Peabody's 8 Million Ton Bear Run Mine Indiana

Peabody: A Global Leader in Btu Conversion and Clean Coal Solutions Only non-Chinese equity partner in GreenGen, China's centerpiece coal / climate initiative Partnering with ConocoPhillips on new coal- to-natural gas facility in Kentucky GreatPoint Energy to develop coal-to-gas plants * Shengli 3 Advancing Inner Mongolian mine and coal-to-methanol conversion project Continue as a Global Leader in Clean Coal Solutions Kentucky NewGas

Peabody Uniquely Positioned Within Coal Industry for Success Broad global diversity Serving major long-term demand growth in emerging nations Able to avoid geology, permitting and compliance issues in high-cost regions Leading trading position Not challenged by liquidity or inability to access capital Able to be opportunistic in acquisitions during challenging markets Strength BTU Peers BTU: The Only Global Pure-Play Coal Investment X X ? ? ? ? ? ? ? ? ? ? X

HOWARD WEIL 37th ANNUAL ENERGY CONFERENCE Rick Navarre President March 23, 2009